UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 11, 2011 (Date of earliest event reported)

Forbes Energy Services Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Texas*	001-35281	98-0581100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 South Business Highway 281 Alice, Texas	78332
(Address of Principal Executive Offices)	(Zip Code)

(361) 664-0549

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*	As of August 12, 2011, the registrant changed its jurisdiction of organization from Bermuda to Texas, by discontinuing from Bermuda and converting into a Texas corporation

Item 8.01	Other Events.

On October 11, 2011, Forbes Energy Services Ltd. (the “Issuer”) commenced its offer to exchange any and all of the $280,000,000 aggregate principal amount of the Issuer’s outstanding 9% Senior Notes due 2019 (collectively, the “Old Notes”), which were sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), for an equal aggregate principal amount of the Issuer’s 9% Senior Exchange Notes due 2019 (the “New Notes”). The issuance of the New Notes has been registered under the Act. The exchange offer will expire at 5:00 p.m., New York City time, on November 8, 2011, unless extended.

A copy of the press release announcing the commencement of the exchange offering is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated October 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forbes Energy Services Ltd.
Date: October 17, 2011

	By:	/s/ L. MELVIN COOPER
L. Melvin Cooper
Chief Financial Officer